Shoreliner Capital





Shoreliner Capital Limited Partnership
3265 St. Annes Drive
North Vancouver, B.C.
V7L lB7


     For the purpose of public relations this contract is between Shoreliner Capital Limited Partnership and Swiftynet.com, Inc. Swiftynet.com agrees to issue 200,000 shares (which is to be registered in the registration statement) plus issue 500,000 warrants exercisable at $.50/warrant (also to be registered in the next registration statement) in exchange for public relations work to be conducted by Shoreliner Capital. This work shall include assistance with introducing the company to potential investors, both individual and institutional, as well as any assistance that may be required on the internet.

     This contract will be in force for exactly six (6) months from the date signed and may be renewed by the consent of both parties. If not renewed, after the six (6) months has elapsed, this contract shall be considered null and void.

/s/Joe T. Brainard                                     /s/ Raymond Lipsch
____________________ Date 1/12/2001                    ________________________
Joe T. Brainard                                        Swiftynet.com, Inc.
General Partner
Shoreliner Capital Limited Partnership